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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) June 6, 2002
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                               PubliCARD, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


                                 Pennsylvania
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                (State or Other Jurisdiction of Incorporation)


         0-29794                                         23-0991870
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(Commission File Number)                    (I.R.S. Employer Identification No.)


 620 Fifth Avenue, 7th Floor,
 New York, NY                                              10020
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code     (212) 651-3102
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Item 4.  Changes in Registrant's Certifying Accountant.

         On June 5, 2002, the Board of Directors of PubliCARD, Inc. (the "Company"), upon the recommendation of its Audit Committee, decided that effective June 5, 2002 the Company would no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and that as of June 6, 2002 Deloitte & Touche LLP, certified public accountants, would be appointed as the Company's independent public accountants for 2002, subject to ratification by stockholders.

            The report of Arthur Andersen on the Company's consolidated financial statements for the fiscal year ended December 31, 2001 contained an unqualified opinion that raised substantial doubt about the Company's ability to continue as a going concern. The Company has incurred substantial operating losses and will require additional capital to meets its obligations and accomplish its business plan. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. The report does not contain any disclaimer or any qualification as to audit scope or accounting principles. The report of Arthur Andersen on the Company's consolidated financials statements for the year ended December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and through June 5, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference thereto in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as such term is used in Item 304(a) (1) (v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter to the Securities and Exchange Commission dated June 6, 2002, stating its agreement with such statements.

       During the Company's two most recent fiscal years and through June 6, 2002, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 6, 2002






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PubliCARD, Inc.


Date:  June 7, 2002             /s/ Antonio L. DeLise
                                Antonio L. DeLise, PRESIDENT,
                                CHIEF OPERATING OFFICER, CHIEF FINANCIAL OFFICER

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                                  EXHIBIT INDEX

Exhibit
Number    Description

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 6, 2002